Exhibit 99.2

Supplemental Financial Information
Second Quarter 2015

Table of Contents	PRIMERICA, INC. Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2014.

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Preface	PRIMERICA, INC. Financial Supplement

SECOND QUARTER 2015

This document is a financial supplement to our second quarter 2015 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●	Operating adjustments exclude the impact of realized investment gains and losses and the impact of entering into Co-CEOs transition agreements as described in our Form 8-K dated January 2, 2015.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

●
Citi reinsurance transaction adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$1,984,592	$2,014,610	$2,042,834	$2,039,759	$2,040,832	$2,056,975	$1,965,675
Securities held to maturity	—	—	—	189,830	220,000	238,000	328,000
Total investments and cash	1,984,592	2,014,610	2,042,834	2,229,589	2,260,832	2,294,975	2,293,675
Due from reinsurers	4,055,054	4,074,527	4,077,734	4,130,637	4,115,533	4,094,456	4,137,425
Deferred policy acquisition costs	1,208,466	1,242,983	1,293,974	1,321,415	1,351,180	1,377,022	1,430,508
Other assets	578,009	597,265	597,348	591,895	570,267	571,496	594,592
Separate account assets	2,503,829	2,458,739	2,581,659	2,469,118	2,440,303	2,386,265	2,324,980
Total assets	$10,329,950	$10,388,124	$10,593,549	$10,742,654	$10,738,114	$10,724,214	$10,781,181

Liabilities:
Future policy benefits	$5,063,103	$5,103,278	$5,180,013	$5,214,878	$5,264,608	$5,289,016	$5,361,580
Other policy liabilities	593,084	585,217	576,737	630,248	610,057	602,291	606,989
Income taxes	105,885	127,906	137,797	136,065	140,467	157,684	156,212
Other liabilities	377,689	375,864	346,535	365,900	392,810	381,369	367,337
Notes payable	374,481	374,494	374,506	374,519	374,532	374,545	374,558
Surplus note	—	—	—	189,830	220,000	238,000	328,000
Payable under securities lending	89,852	109,094	93,569	67,614	50,211	55,622	63,898
Separate account liabilities	2,503,829	2,458,739	2,581,659	2,469,118	2,440,303	2,386,265	2,324,980
Total liabilities	9,107,923	9,134,591	9,290,818	9,448,172	9,492,988	9,484,792	9,583,555
Stockholders’ equity:
Common stock ($0.01 par value) (1)	548	546	542	537	522	516	501
Paid-in capital	472,632	462,837	447,949	429,257	353,335	323,996	259,937
Retained earnings	640,840	679,183	721,788	756,738	795,741	830,624	871,440
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	67,378	78,911	92,049	78,130	74,307	83,401	61,742
Net unrealized investment losses other-than-temporarily impaired	(1,346)	(1,346)	(1,346)	(461)	(461)	(461)	(461)
Cumulative translation adjustment	41,975	33,404	41,749	30,282	21,682	1,346	4,468
Total stockholders’ equity	1,222,027	1,253,532	1,302,731	1,294,482	1,245,126	1,239,422	1,197,626
Total liabilities and stockholders' equity	$10,329,950	$10,388,124	$10,593,549	$10,742,654	$10,738,114	$10,724,214	$10,781,181

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482	$1,136,345
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	67,378	78,911	92,049	78,130	74,307	83,401	61,742
Net unrealized investment losses other-than-temporarily impaired	(1,346)	(1,346)	(1,346)	(461)	(461)	(461)	(461)
Total reconciling items	66,032	77,564	90,703	77,669	73,846	82,940	61,281
Total stockholders’ equity	$1,222,027	$1,253,532	$1,302,731	$1,294,482	$1,245,126	$1,239,422	$1,197,626

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,123,780	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482
Net Income	37,201	45,080	49,271	41,595	45,466	43,401	49,173
Shareholder dividends	(6,138)	(6,738)	(6,666)	(6,646)	(6,462)	(8,517)	(8,357)
Retirement of shares and warrants	—	(19,187)	(21,972)	(30,694)	(82,447)	(44,789)	(70,999)
Net foreign currency translation adjustment	(6,697)	(8,571)	8,346	(11,468)	(8,600)	(20,336)	3,121
Other, net	7,850	9,389	7,081	11,997	6,510	15,444	6,925
Balance, end of period	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482	$1,136,345

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,179,143	$1,208,466	$1,242,983	$1,293,974	$1,321,415	$1,351,180	$1,377,022
General expenses deferred	7,396	7,273	8,136	7,147	8,171	7,953	8,554
Commission costs deferred	63,828	69,559	68,674	66,602	67,980	70,389	78,799
Amortization of deferred policy acquisition costs	(35,627)	(35,193)	(32,696)	(36,944)	(39,544)	(36,213)	(36,383)
Foreign currency impact and other, net	(6,274)	(7,122)	6,877	(9,363)	(6,842)	(16,287)	2,516
Balance, end of period	$1,208,466	$1,242,983	$1,293,974	$1,321,415	$1,351,180	$1,377,022	$1,430,508

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	55,224,404	54,926,561	54,712,874	53,420,998	52,642,881	51,786,679	(3,139,882)	-5.7%	55,074,660	52,212,414	(2,862,246)	-5.2%

Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$(99)	-0.2%	$94,352	$92,573	$(1,778)	-1.9%
Less income attributable to unvested participating securities	(576)	(542)	(447)	(491)	(444)	(366)	176	32.4%	(1,122)	(814)	308	27.5%
Net income used in computing basic EPS	$44,504	$48,729	$41,147	$44,975	$42,956	$48,806	$77	0.2%	$93,229	$91,760	$(1,470)	-1.6%
Basic earnings per share	$0.81	$0.89	$0.75	$0.84	$0.82	$0.94	$0.06	6.2%	$1.69	$1.76	$0.06	3.8%

Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$60	0.1%	$92,044	$91,357	$(687)	-0.7%
Less operating income attributable to unvested participating securities	(554)	(536)	(450)	(529)	(436)	(363)	173	32.2%	(1,094)	(803)	291	26.6%
Net operating income used in computing basic operating EPS	$42,760	$48,194	$41,346	$48,424	$42,131	$48,427	$233	0.5%	$90,950	$90,554	$(396)	-0.4%
Basic operating income per share	$0.77	$0.88	$0.76	$0.91	$0.80	$0.94	$0.06	6.6%	$1.65	$1.73	$0.08	5.0%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	55,224,404	54,926,561	54,712,874	53,420,998	52,642,881	51,786,679	(3,139,882)	-5.7%	55,074,660	52,212,414	(2,862,246)	-5.2%
Dilutive impact of options	21,997	23,046	30,983	49,455	48,104	25,292	2,246	9.7%	22,522	36,557	14,035	62.3%
Shares used to calculate diluted EPS	55,246,401	54,949,607	54,743,857	53,470,453	52,690,985	51,811,971	(3,137,636)	-5.7%	55,097,182	52,248,971	(2,848,211)	-5.2%

Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$(99)	-0.2%	$94,352	$92,573	$(1,778)	-1.9%
Less income attributable to unvested participating securities	(576)	(542)	(447)	(491)	(444)	(366)	176	32.4%	(1,122)	(813)	308	27.5%
Net income used in computing diluted EPS	$44,504	$48,729	$41,148	$44,975	$42,957	$48,807	$77	0.2%	$93,230	$91,760	$(1,470)	-1.6%
Diluted earnings per share	$0.81	$0.89	$0.75	$0.84	$0.82	$0.94	$0.06	6.2%	$1.69	$1.76	$0.06	3.8%

Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$60	0.1%	$92,044	$91,357	$(687)	-0.7%
Less operating income attributable to unvested participating securities	(554)	(536)	(449)	(529)	(435)	(363)	173	32.2%	(1,094)	(803)	292	26.7%
Net operating income used in computing diluted operating EPS	$42,760	$48,194	$41,346	$48,424	$42,131	$48,427	$233	0.5%	$90,950	$90,554	$(396)	-0.4%
Diluted operating income per share	$0.77	$0.88	$0.76	$0.91	$0.80	$0.93	$0.06	6.6%	$1.65	$1.73	$0.08	5.0%

	Q1 2014		Q2 2014		Q3 2014		Q4 2014		Q1 2015		Q2 2015		YOY Q2							YOY YTD
													Change		% Change	YTD 2014		YTD 2015		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,237,780		$1,278,132		$1,298,607		$1,269,804		$1,242,274		$1,218,524		$(59,608)		-4.7%	$1,257,956		$1,230,399		$(27,557)		-2.2%
Average adjusted stockholders' equity	$1,165,982		$1,193,998		$1,214,421		$1,194,046		$1,163,881		$1,146,414		$(47,585)		-4.0%	$1,179,990		$1,155,147		$(24,843)		-2.1%

Net income return on stockholders' equity	14.6%		15.4%		12.8%		14.3%		14.0%		16.1%		0.7%		nm	15.0%		15.0%		0.0%		nm
Net income return on adjusted stockholders' equity	15.5%		16.5%		13.7%		15.2%		14.9%		17.2%		0.7%		nm	16.0%		16.0%		0.0%		nm

Net operating income return on adjusted stockholders' equity	14.9%		16.3%		13.8%		16.4%		14.6%		17.0%		0.7%		nm	15.6%		15.8%		0.2%		nm

Capital Structure
Debt-to-capital (1)	23.0%		22.3%		22.4%		23.1%		23.2%		23.8%		1.5%		nm	22.3%		23.8%		1.5%		nm

Cash and invested assets to stockholders' equity	1.6	x	1.6	x	1.7	x	1.8	x	1.9	x	1.9	x	0.3	x	nm	1.6	x	1.9	x	0.3	x	nm
Cash and invested assets to adjusted stockholders' equity	1.7	x	1.7	x	1.8	x	1.9	x	2.0	x	2.0	x	0.3	x	nm	1.7	x	2.0	x	0.3	x	nm

Share count, end of period (2)	54,569,108		54,193,684		53,681,705		52,168,653		51,554,770		50,110,938		(4,082,746)		-7.5%	54,193,684		50,110,938		(4,082,746)		-7.5%
Adjusted stockholders' equity per share	$21.55		$22.36		$22.67		$22.45		$22.43		$22.68		$0.31		1.4%	$22.36		$22.68		$0.31		1.4%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$568,205	$576,740	$577,482	$578,905	$577,458	$588,248	$11,508	2.0%	$1,144,945	$1,165,707	$20,761	1.8%
Ceded premiums	(402,715)	(410,546)	(402,198)	(401,358)	(397,541)	(406,854)	3,692	0.9%	(813,261)	(804,395)	8,866	1.1%
Net premiums	165,490	166,194	175,284	177,546	179,918	181,394	15,200	9.1%	331,684	361,312	29,628	8.9%
Net investment income	21,599	21,681	20,465	22,728	21,173	19,075	(2,606)	-12.0%	43,280	40,249	(3,031)	-7.0%
Commissions and fees:
Sales-based (1)	57,904	60,255	58,394	61,204	60,035	63,072	2,817	4.7%	118,159	123,107	4,948	4.2%
Asset-based (2)	53,807	56,114	58,744	57,134	56,837	59,144	3,030	5.4%	109,921	115,981	6,060	5.5%
Account-based (3)	9,720	9,957	10,251	10,548	10,452	10,994	1,037	10.4%	19,678	21,447	1,769	9.0%
Other commissions and fees	5,499	5,713	5,539	6,381	5,511	5,939	227	4.0%	11,212	11,451	238	2.1%
Realized investment (losses) gains	263	831	(281)	(1,074)	1,284	597	(234)	-28.2%	1,094	1,881	787	71.9%
Other, net	10,045	10,384	10,791	10,917	9,929	10,651	267	2.6%	20,429	20,580	151	0.7%
Total revenues	324,328	331,130	339,187	345,385	345,139	350,867	19,737	6.0%	655,458	696,006	40,549	6.2%
Benefits and expenses:
Benefits and claims	75,191	72,412	81,235	82,578	82,500	82,521	10,108	14.0%	147,604	165,021	17,418	11.8%
Amortization of DAC	35,193	32,696	36,944	39,544	36,213	36,383	3,686	11.3%	67,890	72,595	4,705	6.9%
Insurance commissions	4,083	3,881	4,046	3,343	3,189	4,145	264	6.8%	7,964	7,334	(630)	-7.9%
Insurance expenses	28,502	28,192	31,495	27,263	34,642	29,094	902	3.2%	56,694	63,736	7,042	12.4%
Sales commissions:
Sales-based (1)	41,563	42,702	41,193	42,749	42,442	44,595	1,894	4.4%	84,265	87,038	2,772	3.3%
Asset-based (2)	20,725	21,859	23,378	23,011	23,251	24,059	2,200	10.1%	42,584	47,309	4,725	11.1%
Other sales commissions	2,833	2,803	2,929	3,029	2,764	2,845	42	1.5%	5,636	5,609	(26)	-0.5%
Interest expense	8,606	8,552	8,712	8,700	8,676	8,642	89	1.0%	17,159	17,318	159	0.9%
Other operating expenses	40,798	42,292	45,235	46,037	44,652	41,760	(532)	-1.3%	83,090	86,412	3,322	4.0%
Total benefits and expenses	257,495	255,390	275,167	276,255	278,330	274,042	18,653	7.3%	512,885	552,372	39,487	7.7%
Income from continued operations before income taxes	66,832	75,740	64,020	69,130	66,809	76,825	1,085	1.4%	142,573	143,635	1,062	0.7%
Income taxes	23,347	26,469	22,407	23,664	23,408	27,653	1,184	4.5%	49,816	51,061	1,245	2.5%
Net income from continued operations	43,485	49,271	41,613	45,466	43,401	49,173	(99)	-0.2%	92,756	92,573	(183)	-0.2%
Net income from discontinued operations net tax	1,596	—	(18)	—	—	—	—	nm	1,596	—	(1,596)	-100.0%
Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$(99)	-0.2%	$94,352	$92,573	$(1,778)	-1.9%

Income from Continued Operations Before Income Taxes by Segment
Term Life	$47,205	$55,070	$45,932	$52,826	$47,820	$57,286	$2,216	4.0%	$102,275	$105,107	$2,832	2.8%
Investment & Savings Products	34,028	36,047	36,904	39,039	35,044	37,746	1,699	4.7%	70,074	72,789	2,715	3.9%
Corporate & Other Distributed Products	(14,400)	(15,377)	(18,816)	(22,735)	(16,055)	(18,207)	(2,830)	-18.4%	(29,777)	(34,261)	(4,485)	-15.1%
Income from continued operations before income taxes	$66,832	$75,740	$64,020	$69,130	$66,809	$76,825	$1,085	1.4%	$142,573	$143,635	$1,062	0.7%

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$214,780	$223,706	$228,422	$233,044	$237,430	$247,889	$24,183	10.8%	$438,486	$485,319	$46,834	10.7%
Premiums ceded to Citi	344,883	344,143	340,170	337,501	331,733	331,984	(12,159)	-3.5%	689,026	663,717	(25,309)	-3.7%
Term Life direct premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$12,024	2.1%	$1,127,512	$1,149,036	$21,524	1.9%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(55,450)	$(63,424)	$(59,417)	$(60,978)	$(63,389)	$(72,227)	$(8,803)	-13.9%	$(118,874)	$(135,616)	$(16,742)	-14.1%
Premiums ceded to Citi	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	12,159	3.5%	(689,026)	(663,717)	25,309	3.7%
Term Life ceded premiums	$(400,334)	$(407,566)	$(399,587)	$(398,478)	$(395,122)	$(404,211)	$3,356	0.8%	$(807,900)	$(799,333)	$8,567	1.1%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$324,065	$330,299	$339,468	$346,459	$343,854	$350,270	$19,972	6.0%	$654,363	$694,125	$39,762	6.1%
Realized investment gains/(losses)	263	831	(281)	(1,074)	1,284	597	nm	nm	1,094	1,881	nm	nm
Total revenues	$324,328	$331,130	$339,187	$345,385	$345,139	$350,867	$19,737	6.0%	$655,458	$696,006	$40,549	6.2%

Reconciliation from Operating Income Before Income Taxes to Income from Continued Operations Before Income Taxes
Operating income before income taxes	$66,569	$74,909	$64,301	$74,432	$65,525	$76,228	$1,319	1.8%	$141,478	$141,753	$275	0.2%

Operating income before income taxes reconciling items:
Realized investment gains/(losses)	263	831	(281)	(1,074)	1,284	597	nm	nm	1,094	1,881	nm	nm
Co-CEOs transition expenses	—	—	—	(4,228)	—	—	nm	nm	—	—	nm	nm
Total operating income before income taxes reconciling items	263	831	(281)	(5,302)	1,284	597	nm	nm	1,094	1,881	nm	nm

Income from continued operations before income taxes	$66,832	$75,740	$64,020	$69,130	$66,809	$76,825	$1,085	1.4%	$142,573	$143,635	$1,062	0.7%

Reconciliation from Net Operating Income to Net Income
Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$60	0.1%	$92,044	$91,357	$(687)	-0.7%

Net operating income reconciling items:
Operating income before income taxes reconciling items	263	831	(281)	(5,302)	1,284	597	nm	nm	1,094	1,881	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(92)	(291)	98	1,815	(450)	(215)	nm	nm	(382)	(665)	nm	nm
Total net operating income reconciling items	171	541	(183)	(3,487)	834	382	nm	nm	712	1,217	nm	nm

Net income from continued operations	$43,485	$49,271	$41,613	$45,466	$43,401	$49,173	$(99)	-0.2%	$92,756	$92,573	$(183)	-0.2%
Net income from discontinued operations net tax	1,596	—	(18)	—	—	—	nm	nm	1,596	—	nm	nm
Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$(99)	-0.2%	$94,352	$92,573	$(1,778)	-1.9%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$12,024	2.1%	$1,127,512	$1,149,036	$21,524	1.9%
Premiums ceded to Citi (1)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	12,159	3.5%	(689,026)	(663,717)	25,309	3.7%
Adjusted direct premiums (2)	214,780	223,706	228,422	233,044	237,430	247,889	24,183	10.8%	438,486	485,319	46,834	10.7%
Other ceded premiums (3)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(72,227)	(8,803)	-13.9%	(118,874)	(135,616)	(16,742)	-14.1%
Net premiums	159,330	160,282	169,005	172,067	174,042	175,662	15,380	9.6%	319,612	349,704	30,092	9.4%
Allocated net investment income	16,713	16,839	17,235	18,986	17,281	18,130	1,292	7.7%	33,552	35,412	1,860	5.5%
Other, net	6,937	7,245	7,337	7,318	7,042	7,641	395	5.5%	14,183	14,683	500	3.5%
Operating revenues	182,980	184,366	193,577	198,370	198,365	201,433	17,067	9.3%	367,347	399,798	32,452	8.8%
Benefits and expenses:
Benefits and claims	71,263	68,287	77,722	78,059	77,990	78,268	9,980	14.6%	139,551	156,258	16,707	12.0%
Amortization of DAC	32,721	29,778	34,171	36,661	35,017	32,797	3,019	10.1%	62,499	67,814	5,315	8.5%
Insurance commissions	1,315	929	1,070	690	601	1,382	453	48.8%	2,244	1,983	(261)	-11.6%
Insurance expenses	26,413	26,293	30,514	25,978	32,804	27,603	1,310	5.0%	52,706	60,407	7,701	14.6%
Interest expense	4,063	4,009	4,168	4,156	4,132	4,098	89	2.2%	8,072	8,229	158	2.0%
Operating benefits and expenses	135,776	129,296	147,645	145,544	150,545	144,147	14,851	11.5%	265,072	294,692	29,620	11.2%
Operating income before income taxes	$47,205	$55,070	$45,932	$52,826	$47,820	$57,286	$2,216	4.0%	$102,275	$105,107	$2,832	2.8%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$57,904	$60,255	$58,394	$61,204	$60,035	$63,072	$2,817	4.7%	$118,159	$123,107	$4,948	4.2%
Asset-based	53,807	56,114	58,744	57,134	56,837	59,144	3,030	5.4%	109,921	115,981	6,060	5.5%
Account-based	9,720	9,957	10,251	10,548	10,452	10,994	1,037	10.4%	19,678	21,447	1,769	9.0%
Other, net	1,839	1,821	1,884	2,497	1,751	1,870	50	2.7%	3,659	3,621	(38)	-1.0%
Operating revenues	123,270	128,147	129,273	131,383	129,074	135,081	6,934	5.4%	251,417	264,155	12,738	5.1%
Benefits and expenses:
Amortization of DAC	2,335	2,172	2,484	1,743	1,201	2,901	729	33.6%	4,507	4,101	(406)	-9.0%
Insurance commissions	2,086	2,237	2,290	2,185	1,971	2,182	(55)	-2.5%	4,324	4,153	(170)	-3.9%
Sales commissions:
Sales-based	41,563	42,702	41,193	42,749	42,442	44,595	1,894	4.4%	84,265	87,038	2,772	3.3%
Asset-based	20,725	21,859	23,378	23,011	23,251	24,059	2,200	10.1%	42,584	47,309	4,725	11.1%
Other operating expenses	22,532	23,131	23,024	22,655	25,166	23,599	468	2.0%	45,663	48,765	3,102	6.8%
Operating benefits and expenses	89,243	92,100	92,369	92,344	94,031	97,335	5,235	5.7%	181,343	191,366	10,023	5.5%
Operating income before income taxes	$34,028	$36,047	$36,904	$39,039	$35,044	$37,746	$1,699	4.7%	$70,074	$72,789	$2,715	3.9%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,542	$8,892	$8,890	$8,360	$8,295	$8,376	$(516)	-5.8%	$17,433	$16,670	$(763)	-4.4%
Ceded premiums	(2,381)	(2,980)	(2,611)	(2,880)	(2,419)	(2,644)	336	11.3%	(5,362)	(5,063)	299	5.6%
Net premiums	6,160	5,912	6,279	5,480	5,876	5,732	(180)	-3.0%	12,072	11,608	(464)	-3.8%
Allocated net investment income	4,885	4,842	3,230	3,742	3,892	945	(3,897)	-80.5%	9,728	4,837	(4,891)	-50.3%
Commissions and fees:
Loans	200	101	78	69	42	43	(58)	-57.3%	300	85	(215)	-71.7%
DebtWatchers	385	360	337	316	307	311	(49)	-13.5%	745	618	(126)	nm
Prepaid Legal Services	2,339	2,285	2,487	3,225	2,468	2,494	209	9.1%	4,624	4,962	338	7.3%
Auto and Homeowners Insurance	1,719	1,998	1,606	2,032	1,770	2,096	98	4.9%	3,717	3,865	149	4.0%
Long-Term Care Insurance	521	570	565	550	534	583	13	2.2%	1,091	1,117	25	2.3%
Other sales commissions	337	399	467	188	391	412	14	3.5%	736	803	68	9.2%
Other, net	1,269	1,318	1,569	1,103	1,136	1,140	(178)	-13.5%	2,587	2,276	(312)	-12.0%
Operating revenues	17,814	17,785	16,618	16,706	16,415	13,756	(4,029)	-22.7%	35,599	30,171	(5,428)	-15.2%
Benefits and expenses:
Benefits and claims	3,928	4,125	3,513	4,519	4,510	4,253	128	3.1%	8,053	8,764	710	8.8%
Amortization of DAC	137	747	289	1,141	(5)	685	(61)	-8.2%	883	680	(204)	-23.0%
Insurance commissions	681	715	686	468	617	581	(134)	-18.7%	1,396	1,197	(199)	-14.2%
Insurance expenses	2,088	1,900	981	1,285	1,837	1,491	(408)	-21.5%	3,988	3,329	(659)	-16.5%
Sales commissions	2,833	2,803	2,929	3,029	2,764	2,845	42	1.5%	5,636	5,609	(26)	-0.5%
Interest expense	4,543	4,543	4,544	4,544	4,544	4,544	1	nm	9,087	9,088	1	nm
Other operating expenses	18,266	19,161	22,211	19,154	19,486	18,161	(1,000)	-5.2%	37,427	37,647	220	0.6%
Operating benefits and expenses	32,477	33,993	35,153	34,139	33,754	32,560	(1,433)	-4.2%	66,470	66,314	(156)	-0.2%
Operating income before income taxes	$(14,663)	$(16,208)	$(18,535)	$(17,433)	$(17,339)	$(18,804)	$(2,596)	-16.0%	$(30,871)	$(36,143)	$(5,272)	-17.1%

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)							YOY Q2				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Revenues:
Direct Premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$12,024	2.1%	$1,127,512	$1,149,036	$21,524	1.9%
Premiums ceded to Citi (1)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	12,159	3.5%	(689,026)	(663,717)	25,309	3.7%
Adjusted direct premiums (2)	214,780	223,706	228,422	233,044	237,430	247,889	24,183	10.8%	438,486	485,319	46,834	10.7%
Other ceded premiums (3)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(72,227)	(8,803)	-13.9%	(118,874)	(135,616)	(16,742)	-14.1%
Net premiums	159,330	160,282	169,005	172,067	174,042	175,662	15,380	9.6%	319,612	349,704	30,092	9.4%
Allocated net investment income	16,713	16,839	17,235	18,986	17,281	18,130	1,292	7.7%	33,552	35,412	1,860	5.5%
Other, net	6,937	7,245	7,337	7,318	7,042	7,641	395	5.5%	14,183	14,683	500	3.5%
Operating revenues	182,980	184,366	193,577	198,370	198,365	201,433	17,067	9.3%	367,347	399,798	32,452	8.8%
Benefits and expenses:
Benefits and claims	71,263	68,287	77,722	78,059	77,990	78,268	9,980	14.6%	139,551	156,258	16,707	12.0%
Amortization of DAC	32,721	29,778	34,171	36,661	35,017	32,797	3,019	10.1%	62,499	67,814	5,315	8.5%
Insurance commissions	1,315	929	1,070	690	601	1,382	453	48.8%	2,244	1,983	(261)	-11.6%
Insurance expenses	26,413	26,293	30,514	25,978	32,804	27,603	1,310	5.0%	52,706	60,407	7,701	14.6%
Interest expense	4,063	4,009	4,168	4,156	4,132	4,098	89	2.2%	8,072	8,229	158	2.0%
Operating benefits and expenses	135,776	129,296	147,645	145,544	150,545	144,147	14,851	11.5%	265,072	294,692	29,620	11.2%
Operating income before income taxes	$47,205	$55,070	$45,932	$52,826	$47,820	$57,286	$2,216	4.0%	$102,275	$105,107	$2,832	2.8%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$130,855	$139,973	$145,636	$150,916	$156,714	$167,118	$27,145	19.4%	$270,828	$323,833	$53,005	19.6%
Legacy direct premiums (5)	428,809	427,876	422,956	419,629	412,449	412,754	(15,121)	-3.5%	856,684	825,204	(31,481)	-3.7%
Total direct premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$12,024	2.1%	$1,127,512	$1,149,036	$21,524	1.9%

Premiums ceded to Citi	$344,883	$344,143	$340,170	$337,501	$331,733	$331,984	$(12,159)	-3.5%	$689,026	$663,717	$(25,309)	-3.7%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$126,713	$131,711	$137,139	$139,037	$141,379	$150,494	$18,784	14.3%	$258,424	$291,873	$33,449	12.9%
% of adjusted direct premiums	59.0%	58.9%	60.0%	59.7%	59.5%	60.7%	nm	nm	58.9%	60.1%	nm	nm

DAC amortization & insurance commissions	$34,036	$30,707	$35,241	$37,351	$35,619	$34,179	$3,472	11.3%	$64,743	$69,798	$5,054	7.8%
% of adjusted direct premiums	15.8%	13.7%	15.4%	16.0%	15.0%	13.8%	nm	nm	14.8%	14.4%	nm	nm

Insurance expenses, net (7)	$19,476	$19,047	$23,177	$18,660	$25,762	$19,962	$915	4.8%	$38,523	$45,724	$7,201	18.7%
% of adjusted direct premiums	9.1%	8.5%	10.1%	8.0%	10.9%	8.1%	nm	nm	8.8%	9.4%	nm	nm

Total term life operating income before income taxes	$47,205	$55,070	$45,932	$52,826	$47,820	$57,286	$2,216	4.0%	$102,275	$105,107	$2,832	2.8%
% of adjusted direct premiums	22.0%	24.6%	20.1%	22.7%	20.1%	23.1%	nm	nm	23.3%	21.7%	nm	nm

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi
(4)	Primary direct premiums - direct premiums not subject to the 2010 Citi reinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 Citi reinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	95,566	95,382	96,596	97,966	98,358	98,145	2,763	2.9%	95,566	98,358	2,792	2.9%
New life-licensed representatives	7,447	9,082	8,793	8,510	7,486	10,439	1,357	14.9%	16,529	17,925	1,396	8.4%
Non-renewal and terminated representatives	(7,631)	(7,868)	(7,423)	(8,118)	(7,699)	(7,576)	292	3.7%	(15,499)	(15,275)	224	1.4%
Life-insurance licensed sales force, end of period	95,382	96,596	97,966	98,358	98,145	101,008	4,412	4.6%	96,596	101,008	4,412	4.6%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$40.1	$48.0	$44.7	$47.0	$45.1	$55.3	$7.3	15.2%	$88.1	$100.5	$12.4	14.0%
Additions and increases in premium	12.4	13.0	12.9	13.3	12.8	14.0	1.0	7.3%	25.4	26.8	1.4	5.4%
Total estimated annualized issued term life premium	$52.5	$61.1	$57.6	$60.3	$57.9	$69.3	$8.3	13.5%	$113.5	$127.3	$13.7	12.1%

Issued term life policies	49,320	59,569	55,146	56,949	55,677	68,097	8,528	14.3%	108,889	123,774	14,885	13.7%
Estimated average annualized issued term life premium per policy (1)(2)	$813	$806	$810	$825	$811	$813	$6	0.8%	$809	$812	$3	0.3%

Term life face amount in-force, beginning of period ($mills)	$674,868	$673,078	$681,978	$681,178	$681,927	$678,517	$5,439	0.8%	$674,868	$681,927	$7,059	1.0%
Issued term life face amount (3)	15,748	18,494	17,337	17,996	17,181	20,585	2,091	11.3%	34,241	37,767	3,525	10.3%
Terminated term life face amount	(14,160)	(12,759)	(13,866)	(14,177)	(13,344)	(12,064)	695	5.4%	(26,919)	(25,408)	1,510	5.6%
Foreign currency impact, net	(3,378)	3,166	(4,272)	(3,070)	(7,247)	1,125	(2,041)	-64.5%	(212)	(6,122)	(5,910)	nm
Term life face amount in-force, end of period	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163	$6,185	0.9%	$681,978	$688,163	$6,185	0.9%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$57,904	$60,255	$58,394	$61,204	$60,035	$63,072	$2,817	4.7%	$118,159	$123,107	$4,948	4.2%
Asset-based	53,807	56,114	58,744	57,134	56,837	59,144	3,030	5.4%	109,921	115,981	6,060	5.5%
Account-based	9,720	9,957	10,251	10,548	10,452	10,994	1,037	10.4%	19,678	21,447	1,769	9.0%
Other, net	1,839	1,821	1,884	2,497	1,751	1,870	50	2.7%	3,659	3,621	(38)	-1.0%
Operating revenues	123,270	128,147	129,273	131,383	129,074	135,081	6,934	5.4%	251,417	264,155	12,738	5.1%
Benefits and expenses:
Amortization of DAC	2,335	2,172	2,484	1,743	1,201	2,901	729	33.6%	4,507	4,101	(406)	-9.0%
Insurance commissions	2,086	2,237	2,290	2,185	1,971	2,182	(55)	-2.5%	4,324	4,153	(170)	-3.9%
Sales commissions:
Sales-based	41,563	42,702	41,193	42,749	42,442	44,595	1,894	4.4%	84,265	87,038	2,772	3.3%
Asset-based	20,725	21,859	23,378	23,011	23,251	24,059	2,200	10.1%	42,584	47,309	4,725	11.1%
Other operating expenses	22,532	23,131	23,024	22,655	25,166	23,599	468	2.0%	45,663	48,765	3,102	6.8%
Operating benefits and expenses	89,243	92,100	92,369	92,344	94,031	97,335	5,235	5.7%	181,343	191,366	10,023	5.5%
Operating income before income taxes	$34,028	$36,047	$36,904	$39,039	$35,044	$37,746	$1,699	4.7%	$70,074	$72,789	$2,715	3.9%

Financial Analysis

Fees paid based on client asset values (1)	$4,569	$4,780	$4,974	$4,827	$4,674	$4,828	$48	1.0%	$9,350	$9,502	$153	1.6%
Fees paid based on fee-generating accounts (2)	2,931	2,978	3,009	3,043	3,172	3,439	461	15.5%	5,910	6,610	701	11.9%
Other operating expenses	15,031	15,372	15,041	14,786	17,320	15,332	(40)	-0.3%	30,404	32,652	2,249	7.4%
Total other operating expenses	$22,532	$23,131	$23,024	$22,655	$25,166	$23,599	$468	2.0%	$45,663	$48,765	$3,102	6.8%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.33%	1.37%	1.43%	1.46%	1.36%	1.34%	nm	nm	1.35%	1.35%	nm	nm
Canada	1.09%	1.02%	0.97%	0.95%	1.09%	1.07%	nm	nm	1.06%	1.08%	nm	nm
Total	1.29%	1.33%	1.37%	1.39%	1.32%	1.31%	nm	nm	1.31%	1.31%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.036%	0.036%	0.037%	nm	nm	0.073%	0.073%	nm	nm
Canada	0.127%	0.126%	0.123%	0.127%	0.134%	0.118%	nm	nm	0.252%	0.252%	nm	nm
Total	0.053%	0.054%	0.054%	0.053%	0.053%	0.051%	nm	nm	0.107%	0.103%	nm	nm

Account-based net revenue per average fee generating account (5)(6)	$2.62	$2.67	$2.75	$2.83	$2.70	$2.68	nm	nm	$5.29	$5.38	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating accounts - recordkeeping fees that vary with the number of fee-generating accounts
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating accounts
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Key Statistics	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$569.0	$650.1	$600.1	$616.1	$641.2	$698.7	$48.6	7.5%	$1,219.1	$1,339.8	$120.8	9.9%
Canada Retail Mutual Funds	252.4	170.9	162.7	188.4	214.5	170.2	(0.7)	-0.4%	423.2	384.6	(38.6)	-9.1%
Indexed Annuities	84.2	84.7	62.0	54.0	73.7	91.2	6.4	7.6%	168.9	164.8	(4.1)	-2.4%
Variable Annuities and other	365.8	417.1	434.2	469.4	405.0	452.2	35.1	8.4%	782.8	857.2	74.3	9.5%
Total sales-based revenue generating product sales	1,271.4	1,322.7	1,259.0	1,327.8	1,334.3	1,412.2	89.4	6.8%	2,594.1	2,746.4	152.4	5.9%
Managed Accounts	62.8	65.3	66.3	63.9	66.1	72.2	6.9	10.5%	128.2	138.3	10.1	7.9%
Segregated Funds	76.6	51.1	51.2	64.1	114.4	82.4	31.2	61.1%	127.8	196.8	69.0	54.0%
Total product sales	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8	$127.6	8.9%	$2,850.0	$3,081.5	$231.5	8.1%

Canada Retail Mutual Funds	$252.4	$170.9	$162.7	$188.4	$214.5	$170.2	$(0.7)	-0.4%	$423.2	$384.6	$(38.6)	-9.1%
Segregated Funds	76.6	51.1	51.2	64.1	114.4	82.4	31.2	61.1%	127.8	196.8	69.0	54.0%
Total Canada product sales	329.0	222.0	213.9	252.5	328.8	252.6	30.6	13.8%	551.0	581.4	30.4	5.5%
Total U.S. product sales	1,081.8	1,217.2	1,162.6	1,203.3	1,185.9	1,314.2	97.0	8.0%	2,299.0	2,500.1	201.1	8.7%
Total product sales	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8	$127.6	8.9%	$2,850.0	$3,081.5	$231.5	8.1%

Client asset values, beginning of period ($mills)	$44,990	$45,839	$48,008	$47,399	$48,656	$49,195	$3,356	7.3%	$44,990	$48,656	$3,666	8.1%
Inflows	1,411	1,439	1,377	1,456	1,515	1,567	128	8.9%	2,850	3,082	231	8.1%
Outflows (1)	(1,246)	(1,211)	(1,206)	(1,161)	(1,246)	(1,267)	(55)	-4.6%	(2,457)	(2,512)	(55)	-2.2%
Net flows	165	228	171	295	269	300	72	nm	393	569	176	nm
Foreign currency impact, net	(321)	313	(432)	(309)	(734)	122	(192)	nm	(8)	(613)	(605)	nm
Change in market value, net and other (2)	1,005	1,628	(348)	1,270	1,004	(245)	(1,873)	nm	2,633	759	(1,873)	nm
Client asset values, end of period	$45,839	$48,008	$47,399	$48,656	$49,195	$49,372	$1,363	2.8%	$48,008	$49,372	$1,363	2.8%
Annualized net flows as % of beginning of period asset values	1.5%	2.0%	1.4%	2.5%	2.2%	2.4%	0.5%	nm	1.7%	2.3%	0.6%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$22,797	$23,458	$23,945	$24,363	$24,787	$25,099	$1,641	7.0%	$23,128	$24,943	$1,815	7.8%
Canada Retail Mutual Funds	6,045	6,371	6,513	6,265	6,035	6,177	(194)	-3.1%	6,208	6,106	(102)	-1.6%
Managed Accounts	1,095	1,203	1,287	1,369	1,446	1,526	324	26.9%	1,149	1,486	338	29.4%
Indexed Annuities	839	921	986	1,035	1,089	1,162	242	26.2%	880	1,126	246	28.0%
Variable Annuities and other	11,839	12,152	12,548	12,748	12,995	13,313	1,161	9.6%	11,996	13,154	1,158	9.7%
Segregated Funds	2,449	2,507	2,547	2,462	2,390	2,381	(126)	-5.0%	2,478	2,386	(92)	-3.7%
Total	$45,063	$46,611	$47,825	$48,243	$48,743	$49,658	$3,047	6.5%	$45,837	$49,200	$3,363	7.3%

Canada Retail Mutual Funds	$6,045	$6,371	$6,513	$6,265	$6,035	$6,177	$(194)	-3.1%	$6,208	$6,106	$(102)	-1.6%
Segregated Funds	2,449	2,507	2,547	2,462	2,390	2,381	(126)	-5.0%	2,478	2,386	(92)	-3.7%
Total Canada average client assets	8,494	8,878	9,060	8,728	8,425	8,558	(320)	-3.6%	8,686	8,492	(194)	-2.2%
Total U.S. average client assets	36,570	37,733	38,766	39,515	40,317	41,100	3,367	8.9%	37,152	40,709	3,557	9.6%
Total average client assets	$45,063	$46,611	$47,825	$48,243	$48,743	$49,658	$3,047	6.5%	$45,837	$49,200	$3,363	7.3%

Average number of fee-generating accounts (thous) (3)
Recordkeeping and custodial accounts	1,991	2,011	2,026	2,034	2,067	2,165	154	7.7%	2,001	2,116	115	5.8%
Recordkeeping only accounts	596	604	611	616	628	657	53	8.8%	600	642	42	7.1%
Total	2,587	2,614	2,636	2,651	2,695	2,822	208	7.9%	2,601	2,758	158	6.1%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2015
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$153,933	$153,933	$-	7.9%	8.3%

Fixed Income:
Treasury	32,727	34,724	(1,997)	1.7%	1.9%	2.43%	AAA
Government	136,895	136,100	795	7.1%	7.3%	4.28%	AA-
Tax-Exempt Municipal	3,629	4,075	(447)	0.2%	0.2%	3.06%	BBB+
Corporate	1,208,280	1,156,593	51,687	62.4%	62.1%	4.80%	BBB+
Mortgage-Backed	108,169	100,170	7,999	5.6%	5.4%	4.71%	AAA
Asset-Backed	64,852	64,612	240	3.3%	3.5%	1.08%	AA+
CMBS	71,073	67,909	3,164	3.7%	3.6%	2.89%	AAA
Private	101,346	97,411	3,935	5.2%	5.2%	5.04%	BBB
Redeemable Preferred	2,818	2,852	(33)	0.1%	0.2%	14.67%	BBB+
Convertible	2,881	2,559	321	0.1%	0.1%	4.92%	BBB+
Total Fixed Income	1,732,670	1,667,005	65,665	89.5%	89.5%	4.51%	A

Equities:
Perpetual Preferred	15,622	14,966	656	0.8%	0.8%
Common Stock	23,291	18,428	4,863	1.2%	1.0%
Mutual Fund	6,519	4,655	1,864	0.3%	0.2%
Other	4,528	4,528	0	0.2%	0.2%
Total Equities	49,961	42,577	7,384	2.6%	2.3%

Total Invested Assets	$1,936,563	$1,863,515	$73,049	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$154,568	$150,083	$4,484	12.8%	13.0%
Consumer Non Cyclical	129,888	124,313	5,575	10.7%	10.7%
Reits	129,144	121,628	7,517	10.7%	10.5%
Basic Industry	124,341	124,189	152	10.3%	10.7%
Banking	102,397	97,753	4,644	8.5%	8.5%
Electric	91,025	83,720	7,305	7.5%	7.2%
Technology	89,210	86,157	3,054	7.4%	7.4%
Insurance	83,198	78,318	4,880	6.9%	6.8%
Capital Goods	73,266	69,906	3,360	6.1%	6.0%
Communications	70,129	65,782	4,347	5.8%	5.7%
Consumer Cyclical	47,053	44,848	2,205	3.9%	3.9%
Transportation	36,657	36,387	270	3.0%	3.1%
Brokerage	26,907	25,428	1,479	2.2%	2.2%
Finance Companies	14,337	13,712	625	1.2%	1.2%
Industrial Other	14,294	12,926	1,369	1.2%	1.1%
Natural Gas	12,625	12,352	273	1.0%	1.1%
Financial Other	9,240	9,093	147	0.8%	0.8%
Total Corporate portfolio	$1,208,280	$1,156,593	$51,687	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$156,030	$156,130	$(101)	9.0%	9.4%	3.11%
1-2 Yrs.	94,027	93,244	784	5.4%	5.6%	4.58%
2-5 Yrs.	692,571	646,210	46,361	40.0%	38.8%	5.04%
5-10 Yrs.	737,587	720,138	17,449	42.6%	43.2%	4.30%
> 10 Yrs.	52,455	51,283	1,172	3.0%	3.1%	4.83%
Total Fixed Income	$1,732,670	$1,667,005	$65,665	100.0%	100.0%	4.51%

Duration

Fixed Income portfolio duration	4.2	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of June 30, 2015	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$277,493	16.6%
AA	109,017	6.5%
A	377,467	22.6%
BBB	815,725	48.9%
Below Investment Grade	86,918	5.2%
NA	386	0.0%
Total Fixed Income	$1,667,005	100.0%

	Amortized Cost	% of Total			Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$5,074	0.4%	AAA		$62	0.1%
AA	50,844	4.4%	AA		2,491	2.6%
A	317,082	27.4%	A		985	1.0%
BBB	706,373	61.1%	BBB		89,010	91.4%
Below Investment Grade	77,040	6.7%	Below Investment Grade		4,863	5.0%
NA	181	0.0%	NA		-	—
Total Corporate	$1,156,593	100.0%		Total Private	$97,411	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$64,039	94.3%	AAA		$94,481	94.3%
AA	47	0.1%	AA		2,394	2.4%
A	2,585	3.8%	A		1,356	1.4%
BBB	1,238	1.8%	BBB		1,939	1.9%
Below Investment Grade	-	—	Below Investment Grade		-	—
NA	-	—	NA		-	—
Total CMBS	$67,909	100.0%		Total Mortgage-Backed	$100,170	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$50,711	78.5%	AAA		$62,548	36.6%
AA	1,190	1.8%	AA		52,432	30.7%
A	12,385	19.2%	A		41,056	24.0%
BBB	326	0.5%	BBB		14,787	8.7%
Below Investment Grade	-	—	Below Investment Grade		-	—
NA	-	—	NA		-	—
Total Asset-Backed	$64,612	100.0%		Total Treasury & Government	$170,823	100.0%

NAIC Designations

1	$544,885	40.2%
2	727,508	53.6%
3	64,626	4.8%
4	13,537	1.0%
5	5,582	0.4%
6	133	0.0%
U.S. Insurer Fixed Income (2)	1,356,270	100.0%
Other (3)	353,312
Cash and cash equivalents	153,933
Total Invested Assets	$1,863,515

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$21,032	$20,454	$20,933	$22,268	$19,795	$19,551	$(903)	-4.4%
Fixed-maturity securities (held-to-maturity)	—	—	1,299	2,183	2,475	2,707	2,707	nm
Equity Securities	385	471	450	556	516	503	32	6.8%
Deposit asset underlying 10% reinsurance treaty	953	1,490	(127)	779	1,672	(116)	(1,606)	nm
Policy loans and other invested assets	388	398	367	295	359	337	(61)	-15.3%
Cash & cash equivalents	53	68	70	56	43	47	(21)	-30.9%
Total investment income	22,811	22,881	22,992	26,137	24,860	23,029	148	0.6%
Investment expenses	1,212	1,200	1,228	1,226	1,212	1,247	47	3.9%
Interest Expense on Surplus Note	—	—	1,299	2,183	2,475	2,707	2,707	nm
Net investment income	$21,599	$21,681	$20,465	$22,728	$21,173	$19,075	$(2,606)	-12.0%
Fixed income book yield, end of period	4.87%	4.76%	4.62%	4.61%	4.53%	4.51%
New money yield	3.61%	2.55%	2.29%	3.04%	2.47%	2.57%

							YOY Q2
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.1%	16.7%	17.2%	17.4%	17.3%	16.6%	-0.1%
AA	7.8%	8.3%	6.8%	7.0%	6.9%	6.5%	-1.8%
A	22.8%	22.1%	23.0%	22.4%	22.4%	22.6%	0.5%
BBB	47.5%	47.5%	48.1%	48.0%	47.8%	48.9%	1.4%
Below Investment Grade	4.6%	4.9%	4.9%	5.0%	5.6%	5.2%	0.3%
NA	0.1%	0.4%	0.0%	0.0%	0.0%	0.0%	-0.4%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	na

		As of June 30, 2015				As of June 30, 2015			As of June 30, 2015
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$25,077	$27,762	AAA	United Kingdom	$46,439	$44,050	AAA	$751	$750
2	General Electric Co	18,435	16,265	AA+	Canada	39,709	37,890	AA	11,635	10,809
3	Province of Ontario Canada	10,097	10,347	AA-	Australia	39,329	37,170	A	15,272	14,295
4	Wells Fargo & Co	9,785	9,795	A	Brazil	20,011	19,646	BBB	15,178	14,787
5	National Rural Utilities Cooperative	9,696	7,761	A	Switzerland	18,777	18,312	Below Investment Grade	—	—
6	Iberdrola SA	9,267	8,472	BBB	France	18,246	17,490	NA	0	0
7	Washington Real Estate Investment	8,853	8,510	BBB	Bermuda	15,416	15,040	Total	$42,836	$40,640
8	National Fuel Gas Co	8,639	8,059	BBB	Ireland	14,102	12,998
9	Bank of America Corp	7,859	7,579	A-	Netherlands	13,178	12,745
10	TransCanada Corp	7,569	7,676	A-	Germany	10,616	10,085	Non-Government Investments (1)
11	Prudential Financial Inc	7,563	7,163	A	Hong Kong	7,264	6,983
12	Discover Financial Services	7,389	6,551	BBB-	Luxembourg	6,920	6,090	AAA	$—	$—
13	Vale Oversees Ltd	7,366	6,220	A-	Korea Republic Of	6,806	6,385	AA	16,352	15,595
14	Prudential Financial Inc	7,363	7,095	A	Belgium	6,773	5,672	A	83,197	79,592
15	Ingram Micro Inc	7,056	6,667	BBB-	Japan	6,142	5,997	BBB	165,752	158,273
16	Tesco PLC	6,832	6,358	BB+	Emerging Markets (2)	15,697	15,084	Below Investment Grade	21,622	20,222
17	Republic of Korea	6,806	6,385	A+	All Other	44,648	43,037	NA	317	352
18	ArcelorMittal	6,718	5,890	BB	Total	$330,075	$314,674	Total	$287,239	$274,034
19	Phillips 66	6,415	5,696	BBB+
20	CRH PLC	6,252	5,748	BBB+
21	Ventas Inc	6,204	6,073	BBB+
22	Verizon Communications Inc	6,191	5,943	BBB+
23	AT&T Inc	6,156	5,327	BBB+
24	Australia & New Zealand Banking	6,117	6,096	BBB+
25	Province of Quebec Canada	6,061	5,830	A+
	Total	$215,767	$205,268

	% of total fixed income portfolio	11.1%	11.0%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2010	2011	2012	2013	2014	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015

Recruits	231,390	244,756	191,752	186,251	190,439	48,306	50,024	49,055	43,054	53,300	60,246

Life-insurance licensed sales force, beginning of period	99,785	94,850	91,176	92,373	95,566	95,566	95,382	96,596	97,966	98,358	98,145
New life-licensed representatives	34,488	33,711	34,425	34,155	33,832	7,447	9,082	8,793	8,510	7,486	10,439
Non-renewal and terminated representatives	(39,423)	(37,385)	(33,228)	(30,962)	(31,040)	(7,631)	(7,868)	(7,423)	(8,118)	(7,699)	(7,576)
Life-insurance licensed sales force, end of period	94,850	91,176	92,373	95,566	98,358	95,382	96,596	97,966	98,358	98,145	101,008

Issued term life policies	223,514	237,535	222,558	214,617	220,984	49,320	59,569	55,146	56,949	55,677	68,097

Issued term life face amount	$74,401	$73,146	$68,053	$67,783	$69,574	15,748	$18,494	$17,337	$17,996	$17,181	$20,585

Term life face amount in force, beginning of period	$650,195	$656,791	$664,955	$670,412	$674,868	674,868	$673,078	$681,978	$681,178	$681,927	$678,517
Issued term life face amount	74,401	73,146	68,053	67,783	69,574	15,748	18,494	17,337	17,996	17,181	20,585
Terminated term life face amount	(70,964)	(66,951)	(61,593)	(57,730)	(54,962)	(14,160)	(12,759)	(13,866)	(14,177)	(13,344)	(12,064)
Foreign currency impact, net	3,158	1,970	(1,003)	(5,596)	(7,553)	(3,378)	3,166	(4,272)	(3,070)	(7,247)	1,125
Term life face amount in force, end of period	$656,791	$664,955	$670,412	$674,868	$681,927	673,078	$681,978	$681,178	$681,927	$678,517	$688,163

Estimated annualized issued term life premium
Premium from new policies	$180.8	$187.6	$176.1	$173.5	$179.8	40.1	$48.0	$44.7	$47.0	$45.1	$55.3
Additions and increases in premium	44.6	44.9	45.5	48.6	51.6	12.4	13.0	12.9	13.3	12.8	14.0
Total estimated annualized issued term life premium	$225.4	$232.5	$221.5	$222.1	$231.4	52.5	$61.1	$57.6	$60.3	$57.9	$69.3

Investment & Savings product sales	$3,623.6	$4,265.1	$4,712.2	$5,208.8	$5,682.3	1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8

Investment & Savings average client asset values	$31,908	$34,870	$35,904	$41,035	$46,936	45,063	$46,611	$47,825	$48,243	$48,743	$49,658

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